American Century Investments®
Quarterly Portfolio Holdings
Emerging Markets Debt Fund
July 31, 2020

Emerging Markets Debt Fund - Schedule of Investments
JULY 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
CORPORATE BONDS — 88.1%
Brazil — 11.7%
Banco Bradesco SA, 2.85%, 1/27/23(1)	1,474,000	1,474,457
Banco BTG Pactual SA, 4.50%, 1/10/25(1)	4,000,000	4,008,000
Banco do Brasil SA, 3.875%, 10/10/22	950,000	976,956
Banco Votorantim SA, 4.375%, 7/29/25(1)	2,000,000	2,011,260
Braskem Netherlands Finance BV, VRN, 8.50%, 1/23/81(1)	2,000,000	2,025,120
GTL Trade Finance, Inc., 7.25%, 4/16/44(2)	1,200,000	1,511,154
GUSAP III LP, 4.25%, 1/21/30(1)	2,850,000	2,902,497
Itau Unibanco Holding SA, 2.90%, 1/24/23(1)	1,000,000	1,000,260
Itau Unibanco Holding SA, 3.25%, 1/24/25(1)	2,700,000	2,742,525
Itau Unibanco Holding SA, VRN, 4.50%, 11/21/29(1)	4,300,000	4,196,585
JBS Investments II GmbH, 5.75%, 1/15/28	1,300,000	1,382,420
Minerva Luxembourg SA, 6.50%, 9/20/26	2,650,000	2,786,833
Minerva Luxembourg SA, 5.875%, 1/19/28(1)	2,500,000	2,612,500
NBM US Holdings, Inc., 7.00%, 5/14/26	800,000	865,072
Petrobras Global Finance BV, 4.375%, 5/20/23	1,350,000	1,398,938
Petrobras Global Finance BV, 6.875%, 1/20/40	3,900,000	4,340,875
Petrobras Global Finance BV, 6.75%, 1/27/41	340,000	371,635
Rumo Luxembourg Sarl, 7.375%, 2/9/24	1,100,000	1,161,716
Rumo Luxembourg Sarl, 5.875%, 1/18/25(1)	2,700,000	2,841,466
Rumo Luxembourg Sarl, 5.25%, 1/10/28(1)	600,000	624,180
Ultrapar International SA, 5.25%, 6/6/29(1)	1,350,000	1,361,860
		42,596,309
Canada — 0.4%
MEGlobal Canada ULC, 5.00%, 5/18/25(1)	1,350,000	1,481,755
Chile — 2.5%
Enel Chile SA, 4.875%, 6/12/28	1,500,000	1,777,020
Engie Energia Chile SA, 3.40%, 1/28/30(1)	1,400,000	1,494,850
Kenbourne Invest SA, 6.875%, 11/26/24(1)	2,900,000	2,973,399
VTR Finance NV, 6.375%, 7/15/28(1)	2,800,000	2,993,956
		9,239,225
China — 3.7%
Avi Funding Co. Ltd., MTN, 3.80%, 9/16/25	2,377,000	2,658,971
China Overseas Finance Cayman V Ltd., 3.95%, 11/15/22	1,950,000	2,057,568
CITIC Ltd., MTN, 6.80%, 1/17/23	2,250,000	2,531,556
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	250,000	262,933
Country Garden Holdings Co. Ltd., 4.75%, 9/28/23	2,700,000	2,752,332
Tencent Holdings Ltd., 3.24%, 6/3/50(1)	700,000	782,736
Vanke Real Estate Hong Kong Co. Ltd., MTN, 5.35%, 3/11/24	750,000	837,405
Weibo Corp., 3.375%, 7/8/30	1,350,000	1,420,025
		13,303,526
Colombia — 7.3%
Bancolombia SA, 3.00%, 1/29/25	2,100,000	2,091,474
Ecopetrol SA, 6.875%, 4/29/30	2,500,000	3,016,537
Ecopetrol SA, 5.875%, 5/28/45	2,100,000	2,407,440
Empresas Publicas de Medellin ESP, 4.25%, 7/18/29(1)	2,200,000	2,247,157
Geopark Ltd., 6.50%, 9/21/24	850,000	803,250
Geopark Ltd., 5.50%, 1/17/27(1)	2,600,000	2,281,500

Grupo de Inversiones Suramericana SA, 5.50%, 4/29/26	2,200,000	2,403,082
Grupo Energia Bogota SA ESP, 4.875%, 5/15/30(1)	1,900,000	2,075,750
Millicom International Cellular SA, 6.00%, 3/15/25	2,700,000	2,797,591
Millicom International Cellular SA, 5.125%, 1/15/28(1)	500,000	524,970
Millicom International Cellular SA, 6.25%, 3/25/29(1)	1,500,000	1,654,598
Oleoducto Central SA, 4.00%, 7/14/27(1)	1,250,000	1,294,063
Promigas SA ESP / Gases del Pacifico SAC, 3.75%, 10/16/29(1)	1,400,000	1,372,189
SURA Asset Management SA, 4.375%, 4/11/27	1,600,000	1,727,296
		26,696,897
Ghana — 0.6%
Kosmos Energy Ltd., 7.125%, 4/4/26(1)	2,400,000	2,142,384
Guatemala — 0.4%
Central American Bottling Corp., 5.75%, 1/31/27(1)	1,350,000	1,420,875
Hong Kong — 0.6%
CK Hutchison International 20 Ltd., 2.50%, 5/8/30(1)	1,000,000	1,052,443
HPHT Finance 17 Ltd., 2.75%, 9/11/22	1,000,000	1,024,126
		2,076,569
India — 6.7%
Adani Electricity Mumbai Ltd., 3.95%, 2/12/30(1)	1,400,000	1,386,218
Adani Ports & Special Economic Zone Ltd., 4.00%, 7/30/27	1,900,000	1,906,203
Adani Ports & Special Economic Zone Ltd., 4.20%, 8/4/27(1)(3)	1,350,000	1,357,502
Adani Transmission Ltd., 4.25%, 5/21/36(1)	2,189,000	2,146,915
Axis Bank Ltd., MTN, 3.00%, 8/8/22	2,800,000	2,804,072
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(1)	600,000	614,625
Delhi International Airport Ltd., 6.45%, 6/4/29(1)	2,000,000	1,970,000
Greenko Investment Co., 4.875%, 8/16/23(1)	2,400,000	2,408,723
Greenko Solar Mauritius Ltd., 5.55%, 1/29/25(1)	2,900,000	2,938,658
ICICI Bank Ltd., MTN, 4.00%, 3/18/26	2,500,000	2,629,749
Reliance Industries Ltd., 4.125%, 1/28/25	1,050,000	1,151,572
Vedanta Resources Ltd., 6.375%, 7/30/22	300,000	216,750
Vedanta Resources Ltd., 6.125%, 8/9/24(1)	4,150,000	2,730,723
		24,261,710
Indonesia — 6.0%
Bayan Resources Tbk PT, 6.125%, 1/24/23(1)	1,750,000	1,683,947
Hutama Karya Persero PT, 3.75%, 5/11/30(1)	2,750,000	2,997,855
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	3,350,000	3,974,626
Indonesia Asahan Aluminium Persero PT, 5.80%, 5/15/50(1)	1,350,000	1,674,764
Listrindo Capital BV, 4.95%, 9/14/26	5,600,000	5,810,000
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	1,750,000	1,607,173
Medco Platinum Road Pte Ltd., 6.75%, 1/30/25	1,900,000	1,852,096
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24	2,000,000	2,184,785
		21,785,246
Israel — 2.3%
Altice Financing SA, 5.00%, 1/15/28(1)	3,100,000	3,186,381
Israel Electric Corp. Ltd., 5.00%, 11/12/24(1)	800,000	902,516
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	1,600,000	1,554,784
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	1,500,000	1,589,738
Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25(1)	1,100,000	1,209,428
		8,442,847
Kazakhstan — 1.3%
KazMunayGas National Co. JSC, 4.75%, 4/19/27	2,800,000	3,139,700
KazTransGas JSC, 4.375%, 9/26/27(1)	1,600,000	1,746,256
		4,885,956

Kuwait — 0.7%
Equate Petrochemical BV, MTN, 4.25%, 11/3/26	1,584,000	1,706,693
Kuwait Projects Co. SPC Ltd., 5.00%, 3/15/23	950,000	981,920
		2,688,613
Macau — 1.3%
Melco Resorts Finance Ltd., 5.75%, 7/21/28(1)	700,000	711,814
Sands China Ltd., 5.125%, 8/8/25	2,400,000	2,621,268
Sands China Ltd., 5.40%, 8/8/28	1,350,000	1,512,189
		4,845,271
Malaysia — 0.3%
Petronas Capital Ltd., 3.50%, 4/21/30(1)	800,000	911,731
Mexico — 10.5%
Alpek SAB de CV, 4.50%, 11/20/22	2,817,000	2,932,539
Axtel SAB de CV, 6.375%, 11/14/24(1)	2,550,000	2,671,393
BBVA Bancomer SA, 6.75%, 9/30/22	1,000,000	1,081,415
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	4,900,000	4,618,299
BBVA Bancomer SA, VRN, 5.875%, 9/13/34(1)	1,900,000	1,869,961
Cemex SAB de CV, 5.70%, 1/11/25	1,250,000	1,262,638
Cemex SAB de CV, 6.125%, 5/5/25	2,100,000	2,144,845
Cemex SAB de CV, 7.75%, 4/16/26	1,350,000	1,431,257
Cemex SAB de CV, 7.375%, 6/5/27(1)	700,000	748,027
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	1,710,000	1,810,539
Grupo KUO SAB De CV, 5.75%, 7/7/27	1,100,000	1,036,266
Grupo Televisa SAB, 5.25%, 5/24/49	500,000	609,335
Industrias Penoles SAB de CV, 4.75%, 8/6/50(3)	1,200,000	1,227,000
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	2,900,000	3,168,482
Petroleos Mexicanos, 5.50%, 1/21/21	1,600,000	1,620,320
Petroleos Mexicanos, 5.375%, 3/13/22	1,350,000	1,364,870
Petroleos Mexicanos, 6.49%, 1/23/27	1,750,000	1,673,000
Petroleos Mexicanos, 6.50%, 3/13/27	1,750,000	1,669,448
Sigma Finance Netherlands BV, 4.875%, 3/27/28	1,500,000	1,658,895
Sixsigma Networks Mexico SA de CV, 7.50%, 5/2/25(1)	4,050,000	3,821,762
		38,420,291
Morocco — 1.3%
OCP SA, 6.875%, 4/25/44	3,700,000	4,613,315
Nigeria — 1.2%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	4,300,000	4,407,500
Oman — 0.3%
Oztel Holdings SPC Ltd., 6.625%, 4/24/28	1,213,000	1,193,767
Panama — 4.3%
Banistmo SA, 3.65%, 9/19/22	2,886,000	2,910,574
Banistmo SA, 4.25%, 7/31/27(1)	1,250,000	1,243,125
C&W Senior Financing DAC, 7.50%, 10/15/26	1,075,000	1,147,998
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	5,679,000	6,084,282
Cable Onda SA, 4.50%, 1/30/30(1)	4,050,000	4,261,349
		15,647,328
Peru — 4.3%
Banco Internacional del Peru SAA Interbank, 3.375%, 1/18/23(1)	1,000,000	1,030,795
Banco Internacional del Peru SAA Interbank, VRN, 6.625%, 3/19/29	200,000	217,972
Banco Internacional del Peru SAA Interbank, VRN, 4.00%, 7/8/30(1)	1,350,000	1,355,063
Fenix Power Peru SA, 4.32%, 9/20/27	923,529	921,045
Inkia Energy Ltd., 5.875%, 11/9/27	5,200,000	5,311,410
Intercorp Financial Services, Inc., 4.125%, 10/19/27(1)	3,400,000	3,459,500

Kallpa Generacion SA, 4.125%, 8/16/27	3,404,000	3,504,418
		15,800,203
Qatar — 0.4%
Nakilat, Inc., 6.07%, 12/31/33(1)	800,000	1,020,000
Nakilat, Inc., 6.27%, 12/31/33	184,528	221,895
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20(1)	16,950	17,055
		1,258,950
Russia — 3.8%
Gazprom PJSC Via Gaz Capital SA, 5.15%, 2/11/26	2,000,000	2,229,734
Gazprom PJSC Via Gaz Capital SA, 4.95%, 3/23/27	1,600,000	1,785,352
Gazprom PJSC Via Gaz Capital SA, MTN, 7.29%, 8/16/37	1,450,000	2,094,316
Gazprom PJSC via Gaz Finance plc, 3.25%, 2/25/30(1)	3,700,000	3,734,156
Lukoil Securities BV, 3.875%, 5/6/30(1)	1,000,000	1,061,534
VEON Holdings BV, 7.25%, 4/26/23(1)	2,800,000	3,109,347
		14,014,439
Saudi Arabia — 3.9%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	700,000	674,294
SABIC Capital II BV, 4.50%, 10/10/28(1)	3,000,000	3,552,258
Saudi Arabian Oil Co., 3.50%, 4/16/29(1)	1,800,000	2,008,793
Saudi Arabian Oil Co., MTN, 4.25%, 4/16/39	2,900,000	3,496,440
Saudi Electricity Global Sukuk Co. 4, 4.72%, 9/27/28	3,900,000	4,605,948
		14,337,733
Singapore — 2.1%
BOC Aviation Ltd., 3.25%, 4/29/25(1)	1,350,000	1,421,962
Oversea-Chinese Banking Corp. Ltd., MTN, 4.25%, 6/19/24	3,000,000	3,302,477
United Overseas Bank Ltd., MTN, VRN, 2.88%, 3/8/27	3,000,000	3,056,895
		7,781,334
South Africa — 2.3%
AngloGold Ashanti Holdings plc, 6.50%, 4/15/40	1,450,000	1,725,500
Eskom Holdings SOC Ltd., 5.75%, 1/26/21	1,400,000	1,378,682
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 5/15/29	2,200,000	2,585,000
MTN Mauritius Investments Ltd., 4.76%, 11/11/24	762,000	777,579
Prosus NV, 3.68%, 1/21/30(1)	250,000	268,432
SASOL Financing USA LLC, 6.50%, 9/27/28	1,600,000	1,452,000
		8,187,193
South Korea — 1.0%
KEB Hana Bank, MTN, 4.375%, 9/30/24	400,000	440,424
Shinhan Financial Group Co. Ltd., VRN, 3.34%, 2/5/30(1)	500,000	524,370
Woori Bank, MTN, 4.75%, 4/30/24	2,250,000	2,479,373
		3,444,167
Tanzania, United Republic Of — 1.2%
HTA Group Ltd., 7.00%, 12/18/25(1)	4,300,000	4,457,939
Thailand — 0.4%
Thaioil Treasury Center Co. Ltd., 3.50%, 10/17/49(1)	1,400,000	1,400,667
Turkey — 0.2%
Turk Telekomunikasyon AS, 6.875%, 2/28/25(1)	600,000	626,400
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 3/14/26(1)	200,000	204,560
		830,960
Ukraine — 1.9%
Kernel Holding SA, 8.75%, 1/31/22	600,000	621,303
Kernel Holding SA, 6.50%, 10/17/24(1)	1,950,000	1,940,250
Metinvest BV, 7.50%, 12/31/21	694,090	704,501
Metinvest BV, 7.75%, 10/17/29(1)	700,000	651,294
MHP Lux SA, 6.95%, 4/3/26	1,380,000	1,402,262

MHP SE, 7.75%, 5/10/24(1)	1,600,000	1,686,944
		7,006,554
United Arab Emirates — 2.0%
Abu Dhabi National Energy Co. PJSC, 4.875%, 4/23/30(1)	1,500,000	1,900,953
ADCB Finance Cayman Ltd., MTN, 4.50%, 3/6/23	700,000	739,064
DP World Crescent Ltd., MTN, 4.85%, 9/26/28	2,300,000	2,601,610
DP World Crescent Ltd., MTN, 3.875%, 7/18/29	1,950,000	2,035,731
		7,277,358
Zambia — 1.2%
First Quantum Minerals Ltd., 7.25%, 4/1/23	700,000	704,182
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	1,800,000	1,769,067
First Quantum Minerals Ltd., 6.875%, 3/1/26(2)	2,000,000	2,009,630
		4,482,879
TOTAL CORPORATE BONDS (Cost $306,807,967)		321,341,491
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.9%
Brazil — 0.4%
Brazilian Government International Bond, 3.875%, 6/12/30	1,350,000	1,378,026
Colombia — 0.3%
Colombia Government International Bond, 3.125%, 4/15/31	300,000	311,178
Colombia Government International Bond, 4.125%, 5/15/51	700,000	780,150
		1,091,328
Dominican Republic — 0.8%
Dominican Republic International Bond, 5.95%, 1/25/27	1,800,000	1,916,208
Dominican Republic International Bond, 6.85%, 1/27/45	1,050,000	1,115,625
		3,031,833
El Salvador — 0.2%
El Salvador Government International Bond, 6.375%, 1/18/27	800,000	717,200
Jordan — 0.1%
Jordan Government International Bond, 7.375%, 10/10/47(1)	200,000	210,009
Nigeria — 0.5%
Nigeria Government International Bond, MTN, 6.50%, 11/28/27	2,000,000	1,911,490
Oman — 0.3%
Oman Government International Bond, 6.75%, 1/17/48	1,300,000	1,158,072
Turkey — 0.8%
Turkey Government International Bond, 5.75%, 3/22/24	1,300,000	1,249,054
Turkey Government International Bond, 5.60%, 11/14/24	1,800,000	1,719,022
		2,968,076
United Arab Emirates — 0.5%
Abu Dhabi Government International Bond, 3.875%, 4/16/50(1)	1,350,000	1,716,174
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $14,017,003)		14,182,208
EXCHANGE-TRADED FUNDS — 1.5%
United States —1.5%
iShares iBoxx High Yield Corporate Bond ETF	41,500	3,543,685
iShares Preferred & Income Securities ETF	52,000	1,881,360
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,202,315)		5,425,045
PREFERRED STOCKS— 0.7%
Mexico — 0.7%
Banco Mercantil del Norte SA, 8.375%(1) (Cost $2,500,000)	2,500,000	2,529,500
TEMPORARY CASH INVESTMENTS(4) — 4.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 2.125%, 9/15/22 - 12/31/22, valued at $5,653,368), in a joint trading account at 0.04%, dated 7/31/20, due 8/3/20 (Delivery value $5,543,534)		5,543,516

Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.25% - 4.75%, 7/31/25, valued at $9,047,483), at 0.05%, dated 7/31/20, due 8/3/20 (Delivery value $8,870,037)		8,870,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	22,106	22,106
U.S. Treasury Bills, 0.11%, 9/24/20(5)(6)	2,500,000	2,499,702
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,935,239)		16,935,324
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(7) — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $2,857,563)	2,857,563	2,857,563
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $348,320,087)		363,271,131
OTHER ASSETS AND LIABILITIES — 0.4%		1,406,667
TOTAL NET ASSETS — 100.0%		$364,677,798

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	187	September 2020	$37,400,000	$41,324,078	$39,025

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	51	September 2020	$5,100,000	$6,432,375	$(37,966)
U.S. Treasury Ultra Bonds	20	September 2020	$2,000,000	4,553,750	(203,795)
U.S. Treasury 10-Year Ultra Notes	64	September 2020	$6,400,000	10,192,000	(315,426)
U.S. Treasury 10-Year Notes	84	September 2020	$8,400,000	11,766,562	(120,283)
				$32,944,687	$(677,470)

CREDIT DEFAULT SWAP AGREEMENTS§
Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Bank of America N.A./ Brazilian Government International Bond(8)	Buy	(1.00)%	6/20/25	$20,450,000	$2,208,544	$(1,122,666)	$1,085,878
Bank of America N.A./ Mexico Government International Bond(8)	Buy	(1.00)%	6/20/25	$7,300,000	559,220	(419,318)	139,902
Morgan Stanley/ Colombia Government International Bond	Buy	(1.00)%	6/20/25	$8,850,000	831,966	(722,172)	109,794
Morgan Stanley/ Mexico Government International Bond	Buy	(1.00)%	6/20/25	$7,500,000	692,524	(548,790)	143,734
					$4,292,254	$(2,812,946)	$1,479,308
§Credit default swap agreements enable the fund to buy/sell protection against a credit event of a specific issuer or index. As a seller of credit protection against a security or basket of securities, the fund receives an upfront and/or periodic payment to compensate against potential default events. The fund may attempt to enhance returns by selling protection.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
MTN	-	Medium Term Note
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $166,114,931, which represented 45.6% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,740,742. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Category includes collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $300,000.
(5)The rate indicated is the yield to maturity at purchase.
(6)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $521,906.
(7)Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $2,857,563.
(8)Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $1,186,332.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Corporate Bonds	—	321,341,491	—
Sovereign Governments and Agencies	—	14,182,208	—
Exchange-Traded Funds	5,425,045	—	—
Preferred Stocks	—	2,529,500	—
Temporary Cash Investments	22,106	16,913,218	—
Temporary Cash Investments - Securities Lending Collateral	2,857,563	—	—
	8,304,714	354,966,417	—
Other Financial Instruments
Futures Contracts	39,025	—	—
Swap Agreements	—	1,479,308	—
	39,025	1,479,308	—
Liabilities
Other Financial Instruments
Futures Contracts	677,470	—	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.